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                                                                   Exhibit 10.2



                       FIFTH AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


         This Fifth Amendment to Second Amended and Restated Loan Agreement dated as of March 30, 1999, by and between Citizens Bank of Massachusetts (herein "BANK"), and DM Management Company, a Delaware corporation (herein "BORROWER").

                                   WITNESSETH:


         WHEREAS, BANK and BORROWER are parties to that certain Loan Agreement made as of June 5, 1997 by and between BANK and BORROWER, as the same has been amended and restated in a certain Amended and Restated Loan Agreement dated as of October 31, 1997, and in a certain Second Amended and Restated Loan Agreement dated March 5, 1998, and as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 30, 1998, and Second Amendment to Second Amended and Restated Loan Agreement dated as of September 4, 1998, Third Amendment to Second Amended and Restated Loan Agreement dated September 4, 1998 and Fourth Amendment to Second Amended and Restated Loan Agreement dated as of December 31, 1998 (as so restated and amended, the "Loan Agreement");

         WHEREAS, BORROWER and the BANK wish to further amend the Loan Agreement as more particularly hereafter set forth. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the Loan Agreement is hereby amended as follows:

         1. The following definitions are hereby deleted, and replaced, as the case may be:

                           (a)      "ADVANCE FORMULA".

                           (b)      "AVAILABILITY".

                           (c)      "ELIGIBLE INVENTORY".

                           (d)      "IN TRANSIT INVENTORY".

                           (e)      "REVOLVING CREDIT COMMITMENT AMOUNT"
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                                    and the following substituted in lieu
                                    thereof:

                                    "REVOLVING CREDIT COMMITMENT AMOUNT"
                                    (sometimes the "REVOLVING COMMITMENT
                                    AMOUNT") shall mean the sum of Fifteen
                                    Million Nine Hundred Nine Thousand Six
                                    Hundred Forty Dollars ($15,909,640.00)
                                    unless BORROWER delivers written notice to the BANK requesting a lesser amount and BANK confirms same in writing.

         2. Section 2.01 is hereby deleted and the following substituted in lieu thereof:

                                    "2.01 Subject to, and upon the terms and
                           conditions herein provided, during the AVAILABILITY PERIOD, the BANK agrees to make ADVANCES to the BORROWER including, without limitation, those ADVANCES provided for in Section 3.06 hereof which shall be deemed ADVANCES under this Section 2.01 so long as (A) after giving effect to the making of each ADVANCE, then the CREDIT BALANCE does not exceed the REVOLVING CREDIT COMMITMENT AMOUNT and (B) at the time of such ADVANCE the conditions specified in
                           Section 2.08 have been and remain fulfilled."


         3. Section 2.10 is hereby deleted and the following substituted in lieu thereof:

                                    "2.10 If at any time the CREDIT BALANCE
                           exceeds the REVOLVING CREDIT COMMITMENT AMOUNT, BORROWER shall forthwith pay to the BANK such amount as may be necessary to reduce the CREDIT BALANCE to the COMMITMENT AMOUNT."

         4. Section 2.12 is hereby deleted and the following substituted in lieu thereof:

                                    "2.12 Notwithstanding the provisions of this
                           Article II, the BANK, in its discretion, may make ADVANCES in excess of the REVOLVING CREDIT COMMITMENT AMOUNT."

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         5.       Section 3.06 is hereby deleted and the following substituted in lieu thereof:

         "3.06 If a draft shall be presented under a LETTER OF CREDIT and the BANK shall honor the same, the BANK shall charge any demand deposit account of the BORROWER and if the balance(s) of such account(s) is not sufficient, such presentation, up to the full amount of the LETTER OF CREDIT, shall be deemed to be a request of the BANK for a PRIME RATE ADVANCE, pursuant to Section 2.01 hereof without any notice to or from BORROWER being required and the amount paid by the BANK with respect to such draft shall be deemed to be a PRIME RATE ADVANCE provided however that if by virtue of such ADVANCE, the CREDIT BALANCE shall exceed the REVOLVING COMMITMENT AMOUNT, the excess shall be forthwith repaid by the BORROWER."

         6.       Section 10.01(d) is hereby deleted.

         7.       Section 10.01(e) is hereby deleted.

         8. Section 11.06 is hereby deleted and the following inserted in lieu thereof:

                                    11.06 Except with respect to the BANK as
                           provided herein, the BORROWER shall not grant or suffer to exist, any mortgage, pledge, title retention agreement, security interest, lien or encumbrance with respect to any of its assets, tangible or intangible, whether now owned or hereafter acquired including, but not limited to, its ownership interests, and any other of its interests, in Birch Pond Realty Corporation, or subject any of its assets to the prior payment of any indebtedness, or transfer in any manner any of such assets with the intent or purpose, directly or indirectly, of subjecting such assets to the payment of INDEBTEDNESS except (i) landlords', carriers', warehousemans', mechanics' and other similar liens arising by operation of law in the ordinary course of the BORROWER'S businesses; (ii) liens arising out of pledge or deposits under worker's compensation, unemployment insurance, old age pension, social security, retirement benefits or other similar legislation; (iii) liens in favor of the BANK; (iv) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings and the BORROWER maintain appropriate reserves (reasonably approved by the BANK) in respect thereto;
                           (iv) judgment or prejudgment liens with respect to which there has issued a stay of execution

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                           pending appeal or otherwise and as to which the
                           BORROWER maintain appropriate reserves in respect thereto (reasonably approved by the BANK); (vi) easements, rights of way, restrictions and other similar charges or liens relating to real property and not interfering in a material way with the ordinary conduct of the BORROWER'S business; (vii) liens securing the payment of INDEBTEDNESS permitted under Section 11.01 hereof; and (viii) encumbrances on the BORROWER'S property or assets created in connection with the refinancing of INDEBTEDNESS secured by liens on such property permitted hereunder that do not extend to property and assets of the BORROWER not encumbered prior to such refinancing.

         9. Section 12.01 is hereby amended by adding the following Section (k) thereto:

                                    (k) Birch Pond Realty Corporation shall
                           grant or suffer to exist, any mortgage, pledge, title retention agreement, security interest or, lien other than a mortgage to John Hancock Real Estate Finance, Inc. with respect to that real estate in Tilton, New Hampshire originally subject to a mortgage to the BANK under the Loan Agreement and subsequently conveyed to Birch Pond Realty Corporation with the consent of the BANK.

         This Amendment shall take effect as of the date first above written.

         Except as hereby amended, the Loan Agreement is hereby ratified, confirmed and republished.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

Witness:                            DM MANAGEMENT COMPANY

/s/ Thomas K. Schou                By: /s/ Peter J. Tulp
---------------------------            -------------------------------------
                                       Peter J. Tulp, Vice President Finance


                         CITIZENS BANK OF MASSACHUSETTS

                                   By: /s/ Lori B. Leeth
                                       ------------------------------------
                                       Lori B. Leeth, Senior Vice President


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